Delaware Investments® Family of Funds

Supplement to the current, applicable
Summary and Statutory Prospectuses for each Delaware Investments fund
(each, a “Fund” and together, the “Funds”)

The following replaces the last paragraph in the section entitled “Fund summary - Purchase and redemption of Fund shares” in the Funds’ Statutory and Summary Prospectuses:

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100.  The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. Where applicable, for Class R and Institutional Class shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in the prospectus under "Choosing a share class" and on the Fund's website. We may reduce or waive the minimums or eligibility requirements in certain cases. No new or subsequent investments currently are allowed in the Fund's Class B shares, except through a reinvestment of dividends or capital gains or permitted exchanges.

The following replaces the information in the section entitled “About your account – Investor services – Systematic withdrawal plan” in the Funds’ Statutory Prospectuses:

Systematic withdrawal plan

You can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through the direct deposit service.

The applicable Limited CDSC for Class A shares and the CDSC for Class B (if applicable) and C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan.

Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated July 9, 2013